Spousal Consent Letter

配偶同意函

Date: 28/5, 2020
日期：2020 年 5 月 28 日

The undersigned, Ye Hao, a People's Republic of China ("**China**" or the "**PRC**") citizen with PRC Identification Card No.: 612727198305232479, is the lawful spouse of An Yanna, a PRC citizen with PRC Identification No.: 612727198711156045. I hereby unconditionally and irrevocably agree to the execution of the following documents (the "**Transaction Documents**") by An Yanna on 5.28, 2020, and the disposal of the shares of Xi'AN APP•CHEM BIO (TEC) Co., Ltd. (the "**Company**") held by An Yanna and registered in her name according to the following documents:
签字人，叶浩（中华人民共和国（以下简称“**中国**”）公民，身份证号为：612727198305232479），是安艳娜（中国公民，身份证号为：612727198711156045）的配偶。本人特此无条件且不可撤销地同意安艳娜于 2020 年 5 月 28 日签署的以下文件（统称为“**交易文件**”），并依据以下文件处置安艳娜持有且登记在其名下的西安天美生物科技股份有限公司（以下简称“**公司**”）的股份。

(1) The Shares Pledge Agreement entered into with Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**"), the Company, and all shareholders of the Company;
由西安赛美科信息科技有限公司（以下简称“**WFOE**”）、公司和公司全体股东共同签署的《股份质押协议》；

(2) The Exclusive Option Agreement entered into with the WFOE, the Company, and all shareholders of the Company;
由 WFOE、公司和公司全体股东共同签署的《独家选择权协议》；

(3) The Exclusive Service Agreement entered into with the WFOE and the Company;
由 WFOE 和公司共同签署的《独家服务协议》；

(4)The Loan Agreement entered into with the WFOE and all shareholders of the Company;
由 WFOE 和公司全体股东共同签署的《借款协议》；

(5) The Proxy Agreement entered into with the WFOE, the Company, and all shareholders of the Company; and
由 WFOE、公司和公司全体股东共同签署的《代理协议》；和

(6) The Power of Attorney executed by An Yanna.

安艳娜签署的《授权委托书》。

I hereby undertake not to make any assertions in connection with the shares of the Company which are held by An Yanna. I hereby further confirm that An Yanna can perform the Transaction Documents and further amend or terminate the Transaction Documents without the authorization or consent from me.
本人特此保证不会就安艳娜持有的公司股份主张任何权利。本人进一步确认，安艳娜可以在未经本人授权或同意的情形下执行、修改或终止交易文件。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as may be amended from time to time).
本人特此保证，将签署所有必要的文件并采取所有必要的行动，以确保交易文件（现行及不时修订的）的适当履行。

I hereby agree and undertake that if I obtain any shares of the Company which are held by An Yanna for any reasons, I shall be bound by the Transaction Documents (as may be amended from time to time) and comply with the obligations thereunder as a shareholder of the Company. For this purpose, upon the WFOE's request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents (as may be amended from time to time).
本人特此同意并承诺，无论我因何种原因获得安艳娜持有的公司的股份，都必须受交易文件（现行及不时修订的）约束，并作为公司股东遵守交易文件项下的义务。为此，应 WFOE 的要求，我将签署一系列与交易文件（不时修订的）格式和内容基本相同的书面文件。

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[以下无正文]

Ye Hao
叶浩

Signature:
签字：
叶浩

Spousal Consent Letter

配偶同意函

Date: 28/5, 2020
日期：2020 年 5 月 28 日

The undersigned, Wu Jianchang, a People's Republic of China ("**China**" or the "**PRC**") citizen with PRC Identification Card No.: 610402196508026558, is the lawful spouse of Dong Fangfang, a PRC citizen with PRC Identification No.: 610402196810016107. I hereby unconditionally and irrevocably agree to the execution of the following documents (the "**Transaction Documents**") by Dong Fangfang on ____________, 2020, and the disposal of the shares of Xi'AN APP•CHEM BIO (TEC) Co., Ltd. (the "**Company**") held by Dong Fangfang and registered in her name according to the following documents:
签字人，吴建昌（中华人民共和国（以下简称"**中国**"）公民，身份证号为：610402196508026558），是董芳芳（中国公民，身份证号为：610402196810016107）的配偶。本人特此无条件且不可撤销地同意董芳芳于 2020 年 5 月 28 日签署的以下文件（统称为"**交易文件**"），并依据以下文件处置董芳芳持有且登记在其名下的西安天美生物科技股份有限公司（以下简称"**公司**"）的股份。

(1) The Shares Pledge Agreement entered into with Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**"), the Company, and all shareholders of the Company;
由西安赛美科信息科技有限公司（以下简称"**WFOE**"）、公司和公司全体股东共同签署的《股份质押协议》;

(2) The Exclusive Option Agreement entered into with the WFOE, the Company, and all shareholders of the Company;
由 WFOE、公司和公司全体股东共同签署的《独家选择权协议》;

(3) The Exclusive Service Agreement entered into with the WFOE and the Company;
由 WFOE 和公司共同签署的《独家服务协议》;

(4)The Loan Agreement entered into with the WFOE and all shareholders of the Company;
由 WFOE 和公司全体股东共同签署的《借款协议》;

(5) The Proxy Agreement entered into with the WFOE, the Company, and all shareholders of the Company; and
由 WFOE、公司和公司全体股东共同签署的《代理协议》；和

(6) The Power of Attorney executed by Dong Fangfang.

董芳芳签署的《授权委托书》。

I hereby undertake not to make any assertions in connection with the shares of the Company which are held by Dong Fangfang. I hereby further confirm that Dong Fangfang can perform the Transaction Documents and further amend or terminate the Transaction Documents without the authorization or consent from me.
本人特此保证不会就董芳芳持有的公司股份主张任何权利。本人进一步确认，董芳芳可以在未经本人授权或同意的情形下执行、修改或终止交易文件。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as may be amended from time to time).
本人特此保证，将签署所有必要的文件并采取所有必要的行动，以确保交易文件（现行及不时修订的）的适当履行。

I hereby agree and undertake that if I obtain any shares of the Company which are held by Dong Fangfang for any reasons, I shall be bound by the Transaction Documents (as may be amended from time to time) and comply with the obligations thereunder as a shareholder of the Company. For this purpose, upon the WFOE's request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents (as may be amended from time to time).
本人特此同意并承诺，无论我因何种原因获得董芳芳持有的公司的股份，都必须受交易文件（现行及不时修订的）约束，并作为公司股东遵守交易文件项下的义务。为此，应 WFOE 的要求，我将签署一系列与交易文件（不时修订的）格式和内容基本相同的书面文件。

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[以下无正文]

Wu Jianchang
吴建昌

Signature: 吴建昌
签字：

Spousal Consent Letter

配偶同意函

Date: 28/5, 2020
日期：2020年5月28日

The undersigned, Zhang Jianxia, a People's Republic of China ("**China**" or the "**PRC**") citizen with PRC Identification Card No.: 610125194604194710, is the lawful spouse of Guan Huixia, a PRC citizen with PRC Identification No.: 610125194705095244. I hereby unconditionally and irrevocably agree to the execution of the following documents (the "**Transaction Documents**") by Guan Huixia on ____________, 2020, and the disposal of the shares of Xi'AN APP•CHEM BIO (TEC) Co., Ltd. (the "**Company**") held by Guan Huixia and registered in her name according to the following documents:
签字人，张建侠（中华人民共和国（以下简称"**中国**"）公民，身份证号为：610125194604194710），是关会侠（中国公民，身份证号为：610125194705095244）的配偶。本人特此无条件且不可撤销地同意关会侠于2020年5月28日签署的以下文件（统称为"**交易文件**"），并依据以下文件处置关会侠持有且登记在其名下的西安天美生物科技股份有限公司（以下简称"**公司**"）的股份。

(1) The Shares Pledge Agreement entered into with Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**"), the Company, and all shareholders of the Company;
由西安赛美科信息科技有限公司（以下简称"**WFOE**"）、公司和公司全体股东共同签署的《股份质押协议》；

(2) The Exclusive Option Agreement entered into with the WFOE, the Company, and all shareholders of the Company;
由WFOE、公司和公司全体股东共同签署的《独家选择权协议》；

(3) The Exclusive Service Agreement entered into with the WFOE and the Company;
由WFOE和公司共同签署的《独家服务协议》；

(4)The Loan Agreement entered into with the WFOE and all shareholders of the Company;
由WFOE和公司全体股东共同签署的《借款协议》；

(5) The Proxy Agreement entered into with the WFOE, the Company, and all shareholders of the Company; and
由WFOE、公司和公司全体股东共同签署的《代理协议》；和

(6) The Power of Attorney executed by Guan Huixia.

关会侠签署的《授权委托书》。

I hereby undertake not to make any assertions in connection with the shares of the Company which are held by Guan Huixia. I hereby further confirm that Guan Huixia can perform the Transaction Documents and further amend or terminate the Transaction Documents without the authorization or consent from me.
本人特此保证不会就关会侠持有的公司股份主张任何权利。本人进一步确认，关会侠可以在未经本人授权或同意的情形下执行、修改或终止交易文件。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as may be amended from time to time).
本人特此保证，将签署所有必要的文件并采取所有必要的行动，以确保交易文件（现行及不时修订的）的适当履行。

I hereby agree and undertake that if I obtain any shares of the Company which are held by Guan Huixia for any reasons, I shall be bound by the Transaction Documents (as may be amended from time to time) and comply with the obligations thereunder as a shareholder of the Company. For this purpose, upon the WFOE's request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents (as may be amended from time to time).
本人特此同意并承诺，无论我因何种原因获得关会侠持有的公司的股份，都必须受交易文件（现行及不时修订的）约束，并作为公司股东遵守交易文件项下的义务。为此，应 WFOE 的要求，我将签署一系列与交易文件（不时修订的）格式和内容基本相同的书面文件。

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[以下无正文]

Zhang Jianxia
张建侠

Signature:
签字：

Spousal Consent Letter

配偶同意函

Date: 28 / 5, 2020
日期：2020 年 5 月 28 日

The undersigned, Liu Zhulan, a People's Republic of China ("**China**" or the "**PRC**") citizen with PRC Identification Card No.: 610103196205102867, is the lawful spouse of Liu Jianli, a PRC citizen with PRC Identification No.: 610103195903123695. I hereby unconditionally and irrevocably agree to the execution of the following documents (the "**Transaction Documents**") by Liu Jianli on 28/5, 2020, and the disposal of the shares of Xi'AN APP•CHEM BIO (TEC) Co., Ltd. (the "**Company**") held by Liu Jianli and registered in her name according to the following documents:
签字人，刘竹兰（中华人民共和国（以下简称"**中国**"）公民，身份证号为：610103196205102867），是刘建利（中国公民，身份证号为：610103195903123695）的配偶。本人特此无条件且不可撤销地同意刘建利于 2020 年 5 月 28 日签署的以下文件（统称为"**交易文件**"），并依据以下文件处置刘建利持有且登记在其名下的西安天美生物科技股份有限公司（以下简称"**公司**"）的股份。

(1) The Shares Pledge Agreement entered into with Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**"), the Company, and all shareholders of the Company;
由西安赛美科信息科技有限公司（以下简称"**WFOE**"）、公司和公司全体股东共同签署的《股份质押协议》；

(2) The Exclusive Option Agreement entered into with the WFOE, the Company, and all shareholders of the Company;
由 WFOE、公司和公司全体股东共同签署的《独家选择权协议》；

(3) The Exclusive Service Agreement entered into with the WFOE and the Company;
由 WFOE 和公司共同签署的《独家服务协议》；

(4)The Loan Agreement entered into with the WFOE and all shareholders of the Company;
由 WFOE 和公司全体股东共同签署的《借款协议》；

(5) The Proxy Agreement entered into with the WFOE, the Company, and all shareholders of the Company; and
由 WFOE、公司和公司全体股东共同签署的《代理协议》；和

(6) The Power of Attorney executed by Liu Jianli.

刘建利签署的《授权委托书》。

I hereby undertake not to make any assertions in connection with the shares of the Company which are held by Liu Jianli. I hereby further confirm that Liu Jianli can perform the Transaction Documents and further amend or terminate the Transaction Documents without the authorization or consent from me.
本人特此保证不会就刘建利持有的公司股份主张任何权利。本人进一步确认，刘建利可以在未经本人授权或同意的情形下执行、修改或终止交易文件。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as may be amended from time to time).
本人特此保证，将签署所有必要的文件并采取所有必要的行动，以确保交易文件（现行及不时修订的）的适当履行。

I hereby agree and undertake that if I obtain any shares of the Company which are held by Liu Jianli for any reasons, I shall be bound by the Transaction Documents (as may be amended from time to time) and comply with the obligations thereunder as a shareholder of the Company. For this purpose, upon the WFOE's request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents (as may be amended from time to time).
本人特此同意并承诺，无论我因何种原因获得刘建利持有的公司的股份，都必须受交易文件（现行及不时修订的）约束，并作为公司股东遵守交易文件项下的义务。为此，应 WFOE 的要求，我将签署一系列与交易文件（不时修订的）格式和内容基本相同的书面文件。

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[以下无正文]

Liu Zhulan
刘竹兰

Signature:
签字： 刘竹兰

Spousal Consent Letter

配偶同意函

Date: 28 / 5 , 2020
日期：2020 年 5 月 28 日

The undersigned, Jiang Xiaoli, a People's Republic of China ("**China**" or the "**PRC**") citizen with PRC Identification Card No.: 610402197009080802, is the lawful spouse of Liu Weihua, a PRC citizen with PRC Identification No.: 610402197008141255. I hereby unconditionally and irrevocably agree to the execution of the following documents (the "**Transaction Documents**") by Liu Weihua on 28/5 , 2020, and the disposal of the shares of Xi'AN APP•CHEM BIO (TEC) Co., Ltd. (the "**Company**") held by Liu Weihua and registered in his name according to the following documents:
签字人，蒋小莉（中华人民共和国（以下简称"**中国**"）公民，身份证号为：610402197009080802），是刘卫华（中国公民，身份证号为：610402197008141255）的配偶。本人特此无条件且不可撤销地同意刘卫华于 2020 年 5 月 28 日签署的以下文件（统称为"**交易文件**"），并依据以下文件处置刘卫华持有且登记在其名下的西安天美生物科技股份有限公司（以下简称"**公司**"）的股份。

(1) The Shares Pledge Agreement entered into with Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**"), the Company, and all shareholders of the Company;
由西安赛美科信息科技有限公司（以下简称"**WFOE**"）、公司和公司全体股东共同签署的《股份质押协议》；

(2) The Exclusive Option Agreement entered into with the WFOE, the Company, and all shareholders of the Company;
由 WFOE、公司和公司全体股东共同签署的《独家选择权协议》；

(3) The Exclusive Service Agreement entered into with the WFOE and the Company;
由 WFOE 和公司共同签署的《独家服务协议》；

(4)The Loan Agreement entered into with the WFOE and all shareholders of the Company;
由 WFOE 和公司全体股东共同签署的《借款协议》；

(5) The Proxy Agreement entered into with the WFOE, the Company, and all shareholders of the Company; and
由 WFOE、公司和公司全体股东共同签署的《代理协议》；和

(6) The Power of Attorney executed by Liu Weihua.

刘卫华签署的《授权委托书》。

I hereby undertake not to make any assertions in connection with the shares of the Company which are held by Liu Weihua. I hereby further confirm that Liu Weihua can perform the Transaction Documents and further amend or terminate the Transaction Documents without the authorization or consent from me.
本人特此保证不会就刘卫华持有的公司股份主张任何权利。本人进一步确认，刘卫华可以在未经本人授权或同意的情形下执行、修改或终止交易文件。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as may be amended from time to time).
本人特此保证，将签署所有必要的文件并采取所有必要的行动，以确保交易文件（现行及不时修订的）的适当履行。

I hereby agree and undertake that if I obtain any shares of the Company which are held by Liu Weihua for any reasons, I shall be bound by the Transaction Documents (as may be amended from time to time) and comply with the obligations thereunder as a shareholder of the Company. For this purpose, upon the WFOE's request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents (as may be amended from time to time).
本人特此同意并承诺，无论我因何种原因获得刘卫华持有的公司的股份，都必须受交易文件（现行及不时修订的）约束，并作为公司股东遵守交易文件项下的义务。为此，应 WFOE 的要求，我将签署一系列与交易文件（不时修订的）格式和内容基本相同的书面文件。

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[以下无正文]

Jiang Xiaoli
蒋小莉

Signature:
签字：

Spousal Consent Letter

配偶同意函

Date: 28 / 5, 2020
日期：2020 年 5 月 28 日

The undersigned, Wen Jianbo, a People's Republic of China ("**China**" or the "**PRC**") citizen with PRC Identification Card No.: 610221197512100813, is the lawful spouse of Wang Wei, a PRC citizen with PRC Identification No.: 610202197506020826. I hereby unconditionally and irrevocably agree to the execution of the following documents (the "**Transaction Documents**") by Wang Wei on 28/5, 2020, and the disposal of the shares of Xi'AN APP•CHEM BIO (TEC) Co., Ltd. (the "**Company**") held by Wang Wei and registered in her name according to the following documents:
签字人，文剑波（中华人民共和国（以下简称"**中国**"）公民，身份证号为：610221197512100813），是王薇（中国公民，身份证号为：610202197506020826）的配偶。本人特此无条件且不可撤销地同意王薇于 2020 年 5 月 28 日签署的以下文件（统称为"**交易文件**"），并依据以下文件处置王薇持有且登记在其名下的西安天美生物科技股份有限公司（以下简称"**公司**"）的股份。

(1) The Shares Pledge Agreement entered into with Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**"), the Company, and all shareholders of the Company;
由西安赛美科信息科技有限公司（以下简称"**WFOE**"）、公司和公司全体股东共同签署的《股份质押协议》；

(2) The Exclusive Option Agreement entered into with the WFOE, the Company, and all shareholders of the Company;
由 WFOE、公司和公司全体股东共同签署的《独家选择权协议》；

(3) The Exclusive Service Agreement entered into with the WFOE and the Company;
由 WFOE 和公司共同签署的《独家服务协议》；

(4)The Loan Agreement entered into with the WFOE and all shareholders of the Company;
由 WFOE 和公司全体股东共同签署的《借款协议》；

(5) The Proxy Agreement entered into with the WFOE, the Company, and all shareholders of the Company; and
由 WFOE、公司和公司全体股东共同签署的《代理协议》；和

(6) The Power of Attorney executed by Wang Wei.

王薇签署的《授权委托书》。

I hereby undertake not to make any assertions in connection with the shares of the Company which are held by Wang Wei. I hereby further confirm that Wang Wei can perform the Transaction Documents and further amend or terminate the Transaction Documents without the authorization or consent from me.
本人特此保证不会就王薇持有的公司股份主张任何权利。本人进一步确认，王薇可以在未经本人授权或同意的情形下执行、修改或终止交易文件。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as may be amended from time to time).
本人特此保证，将签署所有必要的文件并采取所有必要的行动，以确保交易文件（现行及不时修订的）的适当履行。

I hereby agree and undertake that if I obtain any shares of the Company which are held by Wang Wei for any reasons, I shall be bound by the Transaction Documents (as may be amended from time to time) and comply with the obligations thereunder as a shareholder of the Company. For this purpose, upon the WFOE's request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents (as may be amended from time to time).
本人特此同意并承诺，无论我因何种原因获得王薇持有的公司的股份，都必须受交易文件（现行及不时修订的）约束，并作为公司股东遵守交易文件项下的义务。为此，应 WFOE 的要求，我将签署一系列与交易文件（不时修订的）格式和内容基本相同的书面文件。

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[以下无正文]

Wen Jianbo
文剑波

Signature:
签字：

Spousal Consent Letter

配偶同意函

Date: 28/5, 2020
日期：2020 年 5 月 28 日

The undersigned, Hu Huan, a People's Republic of China ("**China**" or the "**PRC**") citizen with PRC Identification Card No.: 610115199010194027, is the lawful spouse of Zhang Kai, a PRC citizen with PRC Identification No.: 610122198703251716. I hereby unconditionally and irrevocably agree to the execution of the following documents (the "**Transaction Documents**") by Zhang Kai on 28/5, 2020, and the disposal of the shares of Xi'AN APP•CHEM BIO (TEC) Co., Ltd. (the "**Company**") held by Zhang Kai and registered in his name according to the following documents:
签字人，胡欢（中华人民共和国（以下简称"**中国**"）公民，身份证号为：610115199010194027），是张凯（中国公民，身份证号为：610122198703251716）的配偶。本人特此无条件且不可撤销地同意张凯于 2020 年 5 月 28 日签署的以下文件（统称为"**交易文件**"），并依据以下文件处置张凯持有且登记在其名下的西安天美生物科技股份有限公司（以下简称"**公司**"）的股份。

(1) The Shares Pledge Agreement entered into with Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**"), the Company, and all shareholders of the Company;
由西安赛美科信息科技有限公司（以下简称"**WFOE**"）、公司和公司全体股东共同签署的《股份质押协议》；

(2) The Exclusive Option Agreement entered into with the WFOE, the Company, and all shareholders of the Company;
由 WFOE、公司和公司全体股东共同签署的《独家选择权协议》；

(3) The Exclusive Service Agreement entered into with the WFOE and the Company;
由 WFOE 和公司共同签署的《独家服务协议》；

(4)The Loan Agreement entered into with the WFOE and all shareholders of the Company;
由 WFOE 和公司全体股东共同签署的《借款协议》；

(5) The Proxy Agreement entered into with the WFOE, the Company, and all shareholders of the Company; and
由 WFOE、公司和公司全体股东共同签署的《代理协议》；和

(6) The Power of Attorney executed by Zhang Kai.

张凯签署的《授权委托书》。

I hereby undertake not to make any assertions in connection with the shares of the Company which are held by Zhang Kai. I hereby further confirm that Zhang Kai can perform the Transaction Documents and further amend or terminate the Transaction Documents without the authorization or consent from me.
本人特此保证不会就张凯持有的公司股份主张任何权利。本人进一步确认，张凯可以在未经本人授权或同意的情形下执行、修改或终止交易文件。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as may be amended from time to time).
本人特此保证，将签署所有必要的文件并采取所有必要的行动，以确保交易文件（现行及不时修订的）的适当履行。

I hereby agree and undertake that if I obtain any shares of the Company which are held by Zhang Kai for any reasons, I shall be bound by the Transaction Documents (as may be amended from time to time) and comply with the obligations thereunder as a shareholder of the Company. For this purpose, upon the WFOE's request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents (as may be amended from time to time).
本人特此同意并承诺，无论我因何种原因获得张凯持有的公司的股份，都必须受交易文件（现行及不时修订的）约束，并作为公司股东遵守交易文件项下的义务。为此，应 WFOE 的要求，我将签署一系列与交易文件（不时修订的）格式和内容基本相同的书面文件。

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[以下无正文]

Hu Huan
胡欢

Signature:
签字： 胡欢

Spousal Consent Letter

配偶同意函

Date: 28/5, 2020
日期：2020 年 5 月 28 日

The undersigned, Hu Yongwei, a People's Republic of China ("**China**" or the "**PRC**") citizen with PRC Identification Card No.: 610103197108023635, is the lawful spouse of Liu Jing, a PRC citizen with PRC Identification No.: 610113197812110065. I hereby unconditionally and irrevocably agree to the execution of the following documents (the "**Transaction Documents**") by Liu Jing on 28/5, 2020, and the disposal of the shares of Xi'AN APP•CHEM BIO (TEC) Co., Ltd. (the "**Company**") held by Liu Jing and registered in her name according to the following documents:
签字人，胡永卫（中华人民共和国（以下简称"**中国**"）公民，身份证号为：610103197108023635），是刘静（中国公民，身份证号为：610113197812110065）的配偶。本人特此无条件且不可撤销地同意刘静于 2020 年 5 月 28 日签署的以下文件（统称为"**交易文件**"），并依据以下文件处置刘静持有且登记在其名下的西安天美生物科技股份有限公司（以下简称"**公司**"）的股份。

(1) The Shares Pledge Agreement entered into with Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**"), the Company, and all shareholders of the Company;
由西安赛美科信息科技有限公司（以下简称"**WFOE**"）、公司和公司全体股东共同签署的《股份质押协议》；

(2) The Exclusive Option Agreement entered into with the WFOE, the Company, and all shareholders of the Company;
由 WFOE、公司和公司全体股东共同签署的《独家选择权协议》；

(3) The Exclusive Service Agreement entered into with the WFOE and the Company;
由 WFOE 和公司共同签署的《独家服务协议》；

(4)The Loan Agreement entered into with the WFOE and all shareholders of the Company;
由 WFOE 和公司全体股东共同签署的《借款协议》；

(5) The Proxy Agreement entered into with the WFOE, the Company, and all shareholders of the Company; and
由 WFOE、公司和公司全体股东共同签署的《代理协议》；和

(6) The Power of Attorney executed by Liu Jing.

刘静签署的《授权委托书》。

I hereby undertake not to make any assertions in connection with the shares of the Company which are held by Liu Jing. I hereby further confirm that Liu Jing can perform the Transaction Documents and further amend or terminate the Transaction Documents without the authorization or consent from me.
本人特此保证不会就刘静持有的公司股份主张任何权利。本人进一步确认，刘静可以在未经本人授权或同意的情形下执行、修改或终止交易文件。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as may be amended from time to time).
本人特此保证，将签署所有必要的文件并采取所有必要的行动，以确保交易文件（现行及不时修订的）的适当履行。

I hereby agree and undertake that if I obtain any shares of the Company which are held by Liu Jing for any reasons, I shall be bound by the Transaction Documents (as may be amended from time to time) and comply with the obligations thereunder as a shareholder of the Company. For this purpose, upon the WFOE's request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents (as may be amended from time to time).
本人特此同意并承诺，无论我因何种原因获得刘静持有的公司的股份，都必须受交易文件（现行及不时修订的）约束，并作为公司股东遵守交易文件项下的义务。为此，应 WFOE 的要求，我将签署一系列与交易文件（不时修订的）格式和内容基本相同的书面文件。

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[以下无正文]

Hu Yongwei
胡永卫

Signature:
签字：

Spousal Consent Letter

配偶同意函

Date: 28/5, 2020
日期：2020 年 5 月 28 日

The undersigned, Liu Jing, a People's Republic of China ("**China**" or the "**PRC**") citizen with PRC Identification Card No.: 610113197812110065, is the lawful spouse of Hu Yongwei, a PRC citizen with PRC Identification No.: 610103197108023635. I hereby unconditionally and irrevocably agree to the execution of the following documents (the "**Transaction Documents**") by Hu Yongwei on 28/5, 2020, and the disposal of the shares of Xi'AN APP•CHEM BIO (TEC) Co., Ltd. (the "**Company**") held by Hu Yongwei and registered in his name according to the following documents:
签字人，刘静（中华人民共和国（以下简称"**中国**"）公民，身份证号为：610113197812110065），是胡永卫（中国公民，身份证号为：610103197108023635）的配偶。本人特此无条件且不可撤销地同意胡永卫于 2020 年 5 月 28 日签署的以下文件（统称为"**交易文件**"），并依据以下文件处置胡永卫持有且登记在其名下的西安天美生物科技股份有限公司（以下简称"**公司**"）的股份。

(1) The Shares Pledge Agreement entered into with Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**"), the Company, and all shareholders of the Company;
由西安赛美科信息科技有限公司（以下简称"**WFOE**"）、公司和公司全体股东共同签署的《股份质押协议》；

(2) The Exclusive Option Agreement entered into with the WFOE, the Company, and all shareholders of the Company;
由 WFOE、公司和公司全体股东共同签署的《独家选择权协议》；

(3) The Exclusive Service Agreement entered into with the WFOE and the Company;
由 WFOE 和公司共同签署的《独家服务协议》；

(4)The Loan Agreement entered into with the WFOE and all shareholders of the Company;
由 WFOE 和公司全体股东共同签署的《借款协议》；

(5) The Proxy Agreement entered into with the WFOE, the Company, and all shareholders of the Company; and
由 WFOE、公司和公司全体股东共同签署的《代理协议》；和

(6) The Power of Attorney executed by Hu Yongwei.

胡永卫签署的《授权委托书》。

I hereby undertake not to make any assertions in connection with the shares of the Company which are held by Hu Yongwei. I hereby further confirm that Hu Yongwei can perform the Transaction Documents and further amend or terminate the Transaction Documents without the authorization or consent from me.
本人特此保证不会就胡永卫持有的公司股份主张任何权利。本人进一步确认，胡永卫可以在未经本人授权或同意的情形下执行、修改或终止交易文件。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as may be amended from time to time).
本人特此保证，将签署所有必要的文件并采取所有必要的行动，以确保交易文件（现行及不时修订的）的适当履行。

I hereby agree and undertake that if I obtain any shares of the Company which are held by Hu Yongwei for any reasons, I shall be bound by the Transaction Documents (as may be amended from time to time) and comply with the obligations thereunder as a shareholder of the Company. For this purpose, upon the WFOE's request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents (as may be amended from time to time).
本人特此同意并承诺，无论我因何种原因获得胡永卫持有的公司的股份，都必须受交易文件（现行及不时修订的）约束，并作为公司股东遵守交易文件项下的义务。为此，应 WFOE 的要求，我将签署一系列与交易文件（不时修订的）格式和内容基本相同的书面文件。

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[以下无正文]

Liu Jing
刘静

Signature: 刘静
签字：